UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 – September 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Tax Exempt Income Fund

Annual report
9 | 30 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTAEX

Putnam
Tax Exempt
Income Fund

Annual report
9 | 30 | 21

Message from the Trustees

November 10, 2021

Dear Fellow Shareholder:

In the final months of the year, markets may be at a crossroads. The Federal Reserve is poised to begin reducing its monthly purchases of Treasury and mortgage-backed bonds, a program that has been in place since early 2020. Congress is considering major legislation to support infrastructure projects, which may include both higher tax rates and borrowing. Also of note, companies continue to respond creatively to the evolving challenges of the Covid-19 pandemic.

The investment landscape could change in the months ahead, as often occurs in a dynamic economy. Be assured that Putnam’s research teams will actively analyze new opportunities and risks that might emerge. They will work to uncover investment potential others may miss as they select securities for your fund.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. Because the income from municipal bonds is generally exempt from federal income tax, these bonds can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Putnam Tax Exempt Income Fund takes an active investment approach

Municipal bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees. The fund’s portfolio managers can select bonds from a variety of state and local governments. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

2 Tax Exempt Income Fund

Sources: Bloomberg Index Services Limited, Putnam, as of 9/30/21. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2020 (July 2021). Most recent data available.

Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/21. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices provided by Bloomberg Index Services Limited.

4 Tax Exempt Income Fund

Paul, how did municipal bonds perform during the reporting period?

Municipal bonds performed relatively well, despite mixed economic data, a spike in Covid-19 cases due to the Delta variant, and higher interest rates weighing on the asset class in the final months of the period. For the 12 months ended September 30, 2021, the Bloomberg Municipal Bond Index [the fund’s benchmark] rose 2.63%, solidly outperforming the broader U.S. fixed income markets, which delivered a slightly negative result, and U.S. Treasuries.

Municipal credit fundamentals continued to improve during the period. President Biden’s signing of the $1.9 trillion American Rescue Plan [ARP] in March 2021, which provided a windfall of $350 billion in direct aid to states and local governments, was a tailwind for the asset class. This aid, coupled with the fact that state budgets have generally outperformed conservative forecasts, has improved our outlook for some of the largest credits in the municipal bond market. Furthermore, local municipalities have benefited from a strong housing market and higher revenue from local property taxes.

The asset class also benefited from favorable supply/demand dynamics, which tightened

Tax Exempt Income Fund 5

Top 10 state allocations are shown as a percentage of the fund’s net assets as of 9/30/21. Investments in Puerto Rico represented 0.4% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/21. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax Exempt Income Fund

credit spreads. [Credit spreads reflect the difference in yield between higher- and lower-rated municipal bonds.]

In September 2021, the Federal Reserve’s messaging became more hawkish when it stated it might begin tapering asset purchases as early as November 2021. Interest rates moved higher in response to both the announcement and in response to inflation fears, which diminished the performance of rate-sensitive fixed income securities. The inflation concerns were stoked by the prospect of higher prices due to supply chain disruptions, rising labor costs, and higher commodity prices.

How did the fund perform during the reporting period?

For the 12 months ended September 30, 2021, the fund outperformed its municipal benchmark and the average return of its Lipper peer group, General & Insured Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance during the period?

At period-end, the fund held an overweight exposure to lower-investment-grade bonds rated BBB and high-yield bonds relative to its Lipper peer group. From a sector- or industry-positioning perspective, we favored water and sewer, charter school, and continuing-care retirement community bonds relative to the fund’s Lipper peer group. Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group at period-end.

Regarding our strategy for state debt, the fund held an overweight exposure to Illinois relative to the Lipper peer group. We believe Illinois’s financial profile continues to stabilize, and its flexibility and credit fundamentals have improved since the onset of the Covid-19 pandemic in the United States. During the period, we decreased the overweight position slightly as credit spreads tightened due to improving municipal credit fundamentals and strong market technicals.

We remain cautious about Puerto Rico due to what we believe are its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities. The portfolio’s exposure was less than 0.05% of total net assets and predominantly consisted of prerefunded bonds.

How did you use derivatives during the period?

We utilized swaps to hedge or gain exposure to interest-rate and term-structure risk and to hedge or gain exposure to inflation.

What is your outlook for the municipal bond market in the coming months?

The recent infusions under the ARP, fiscal stimulus, and a pickup in economic activity should help many state and local governments enter their 2022 budget sessions with enough cash on hand to help absorb the economic stress of the pandemic, in our view. In August 2021, the Senate passed a $1 trillion bipartisan infrastructure bill to repair the nation’s deteriorating roads and bridges, fund new broadband and climate initiatives,

Tax Exempt Income Fund 7

and modernize the power grid. The House subsequently passed the infrastructure bill in November 2021. Depending on the details of the infrastructure bill, we believe it would likely be a positive development for many municipal borrowers, particularly state and local governments, transit agencies, airports, and other entities that typically finance transportation infrastructure. In our view, federal grants for these projects would reduce the need for municipal borrowers to issue debt to cover these essential services. This could increase fiscal flexibility for these borrowers while avoiding higher tax burdens.

The current uncertainties surrounding the path of inflation and the course of the pandemic could lead to increased interest-rate volatility. The pandemic-related supply chain and labor market disruptions have been more persistent than we had initially expected, leading to delays and output shortages that could be with us for some time. The near-term result is an elevated inflation backdrop that, in our view, will likely weigh on consumer sentiment and erode demand or encourage the Fed to tighten monetary policy more quickly. In either case, our near-term outlook is for slower growth than previously expected and modestly elevated inflation.

Municipals were one of the best-performing fixed income classes during the first half of 2021. Given this result, we believe municipal bond returns in the second half of 2021 are unlikely to match the relatively strong results of the first half. With current valuations at relatively rich levels versus history, we would view any rate volatility or a market sell-off as a potential buying opportunity. We believe the lower tiers of the investment-grade municipal market, particularly BBB-rated securities, and the BB-rated part of the high-yield market represent some of the best income and return opportunities today, but we are being selective.

We continue to believe municipals offer a high-quality, tax-free strategy to garner income in today’s historically low rate environment.

Thank you, Paul, for your time and insights today.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax Exempt Income Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/31/76)
Before sales charge	6.18%	47.71%	3.98%	17.99%	3.36%	16.32%	5.17%	4.14%
After sales charge	6.09	41.80	3.55	13.28	2.52	11.67	3.75	–0.02
Class B (1/4/93)
Before CDSC	6.02	40.40	3.45	14.32	2.71	14.01	4.47	3.52
After CDSC	6.02	40.40	3.45	12.33	2.35	11.01	3.54	–1.48
Class C (7/26/99)
Before CDSC	6.03	38.64	3.32	13.45	2.56	13.47	4.30	3.36
After CDSC	6.03	38.64	3.32	13.45	2.56	13.47	4.30	2.36
Class R6 (5/22/18)
Net asset value	6.26	51.01	4.21	19.25	3.58	16.93	5.35	4.42
Class Y (1/2/08)
Net asset value	6.26	51.06	4.21	19.29	3.59	16.96	5.36	4.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

10 Tax Exempt Income Fund

Comparative index returns For periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Municipal
Bond Index	—*	46.15%	3.87%	17.38%	3.26%	15.96%	5.06%	2.63%
Lipper General & Insured
Municipal Debt Funds	5.63%	47.83	3.94	16.82	3.14	15.51	4.91	3.94
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/21, there were 290, 259, 223, 170, and 8 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,040 and $13,864, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $15,101 and $15,106, respectively.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Tax Exempt Income Fund 11

Fund price and distribution information For the 12-month period ended 9/30/21

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.187776		$0.134256	$0.121556	$0.212284	$0.210603
Capital gains[2]	—		—	—	—	—
Total	$0.187776		$0.134256	$0.121556	$0.212284	$0.210603
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
9/30/20	$8.68	$9.04	$8.68	$8.70	$8.69	$8.70
9/30/21	8.85	9.22	8.85	8.87	8.86	8.87
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.01%	1.93%	1.41%	1.26%	2.29%	2.28%
Taxable equivalent[4]	3.40	3.26	2.38	2.13	3.87	3.85
Current 30-day
SEC yield[5]	N/A	0.64	0.07	–0.08	0.93	0.92
Taxable equivalent[4]	N/A	1.08	0.12	N/A	1.57	1.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal and state combined tax rate for 2021. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 9/30/20	0.83%*	1.43%	1.58%	0.56%	0.58%
Annualized expense ratio for the six-month
period ended 9/30/21†	0.80%	1.40%	1.55%	0.53%	0.55%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Distribution and service (12b-1) fees have been restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/21 to 9/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.04	$7.06	$7.81	$2.68	$2.78
Ending value (after expenses)	$1,016.00	$1,011.80	$1,011.00	$1,016.20	$1,016.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Tax Exempt Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/21, use the following calculation method. To find the value of your investment on 4/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.05	$7.08	$7.84	$2.69	$2.79
Ending value (after expenses)	$1,021.06	$1,018.05	$1,017.30	$1,022.41	$1,022.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

14 Tax Exempt Income Fund

Consider these risks before investing

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses.

Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Tax Exempt Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16 Tax Exempt Income Fund

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Tax Exempt Income Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2021, Putnam employees had approximately $562,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

18 Tax Exempt Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Tax Exempt Income Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

20 Tax Exempt Income Fund

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and

Tax Exempt Income Fund 21

profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment

22 Tax Exempt Income Fund

performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General & Insured Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 286, 244 and 218 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Tax Exempt Income Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Tax Exempt Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Tax Exempt Income Fund (the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the two years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 8, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Tax Exempt Income Fund 25

The fund’s portfolio 9/30/21

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments
AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
FGIC Financial Guaranty Insurance Company
FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
PSFG Permanent School Fund Guaranteed
Q-SBLF Qualified School Board Loan Fund
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.05% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (100.8%)*	Rating**	Principal amount	Value
Alabama (0.5%)
Jefferson Cnty., Swr. Rev. Bonds, Ser. D, 6.50%, 10/1/53	BBB	$1,000,000	$1,156,046
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	2,575,000	3,100,711
5.00%, 9/15/33	AA	350,000	421,769
			4,678,526
Alaska (1.1%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
4.00%, 10/1/44	A+/F	6,425,000	7,185,073
4.00%, 10/1/39	A+/F	2,575,000	2,911,833
			10,096,906
Arizona (2.8%)
AZ State Indl. Dev. Auth. Rev. Bonds, (Equitable School Revolving Fund, LLC Oblig. Group)
4.00%, 11/1/45	A	2,200,000	2,491,117
4.00%, 11/1/40	A	800,000	918,230
4.00%, 11/1/39	A	750,000	864,119
4.00%, 11/1/38	A	600,000	693,135
4.00%, 11/1/37	A	1,100,000	1,274,964
AZ State Indl. Dev. Auth. Ed. Rev. Bonds, (KIPP New York, Inc., Jerome Fac.), Ser. B
4.00%, 7/1/61	BBB−	2,120,000	2,236,714
4.00%, 7/1/51	BBB−	2,000,000	2,119,246
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (Somerset Academy of Las Vegas), 4.00%, 12/15/51	BB	700,000	752,620
AZ State Sports & Tourism Auth. Rev. Bonds, (Multi-Purpose Stadium Fac.), Ser. A, 5.00%, 7/1/30	A1	500,000	514,521
El Mirage, G.O. Bonds, AGM, 5.00%, 7/1/42	AA	250,000	257,924
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Royal Oaks Life Care Cmnty.), 5.00%, 5/15/39	BBB−/F	3,500,000	3,802,462
Lake Havasu City, Waste Wtr. Syst. Rev. Bonds, Ser. B, AGM, 5.00%, 7/1/43	AA	250,000	284,919

26 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/48	AA−	$600,000	$690,815
(Reid Traditional Schools Painted Rock Academy), 5.00%, 7/1/36	Baa3	250,000	282,811
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	350,000	383,954
Northern AZ U. Rev. Bonds, 5.00%, 6/1/34	A1	250,000	276,994
Phoenix, Civic Impt. Corp. Dist. Rev. Bonds, (Civic Plaza), Ser. B, FGIC, NATL, 5.50%, 7/1/43	Aa2	1,000,000	1,557,220
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 5.00%, 7/1/44	BBB−	1,000,000	1,075,824
(Great Hearts Academies), Ser. A, 5.00%, 7/1/36	BBB−	1,010,000	1,122,214
(Choice Academies, Inc.), 4.875%, 9/1/22	BB	35,000	36,136
(Great Hearts Academies), 3.75%, 7/1/24	BBB−	110,000	115,187
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.)
5.00%, 7/1/35	BB	100,000	111,411
Ser. A, 5.00%, 7/1/35	BB	150,000	167,116
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	1,900,000	2,470,680
5.00%, 12/1/37	A3	500,000	688,800
U. of AZ Board of Regents Syst. Rev. Bonds, (Green Bond), Ser. A, 5.00%, 7/1/41	Aa2	200,000	231,037
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds, (Yavapai Regl. Med. Ctr.), Ser. A, 5.25%, 8/1/33	A2	100,000	108,358
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds, (Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	265,000	272,456
Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds, (Yuma Regl. Med. Ctr.), Ser. A, 5.25%, 8/1/32	A	400,000	451,474
			26,252,458
California (6.9%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds, (Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42 (Prerefunded 7/1/22)	A−/F	1,300,000	1,346,716
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds
(Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	850,000	929,411
(Glendale Properties), Ser. A-1, 4.00%, 2/1/56	BB/P	2,000,000	2,156,661
(Fountains at Emerald Park), 3.00%, 8/1/56	BBB/P	5,975,000	5,979,852
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	3,177,229	3,688,266
CA State Poll. Control Fin. Auth. Rev. Bonds, (San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,916,852
CA State Poll. Control Fin. Auth. 144A Rev. Bonds, (Wtr. Furnishing), 5.00%, 11/21/45	Baa3	3,500,000	3,660,337
CA State Pub. Wks. Board Rev. Bonds, (Various Cap. Projects.), Ser. A, 5.00%, 8/1/33 ##	Aa3	4,500,000	5,829,152
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	655,000	701,153
AGM, 5.00%, 11/15/44 (Prerefunded 11/15/24)	AA	1,500,000	1,720,357
(Front Porch Cmnty. & Svcs. Oblig. Group), Ser. A, 3.00%, 4/1/51	A−	6,700,000	6,911,134

Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
California cont.
CSCDA Cmnty. Impt. Auth. Rev. Bonds, (Pasadena Portfolio), Ser. A-2, 3.00%, 12/1/56	BBB−/P	$3,250,000	$3,076,475
CSCDA Cmnty. Impt. Auth. 144A Rev. Bonds
(City of Orange Portfolio), 3.00%, 3/1/57	BBB−/P	1,250,000	1,182,965
(Essential Hsg.), Ser. A-2, 3.00%, 2/1/57	BBB−/P	3,800,000	3,585,902
M-S-R Energy Auth. Rev. Bonds, Ser. A, 6.50%, 11/1/39	BBB+	2,250,000	3,528,162
Mount Diablo Unified School Dist. G.O. Bonds, Ser. B
4.00%, 8/1/36 ##	Aa3	3,000,000	3,534,676
4.00%, 8/1/35 ##	Aa3	3,500,000	4,137,395
River Islands Pub. Fin. Auth. Special Tax, (Cmnty. Fac. Dist. No. 2021-1)
4.00%, 9/1/51	BB−/P	350,000	371,892
4.00%, 9/1/46	BB−/P	1,000,000	1,064,218
San Bernardino Cnty., FRB, Ser. C, 0.316%, 8/1/23	AA+	5,000,000	4,953,304
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. VRDN, Ser. B, 0.03%, 5/1/58	VMIG 1	2,000,000	2,000,000
U. of CA VRDN, Ser. AL-4, 0.03%, 5/15/48	VMIG 1	1,800,000	1,800,000
			64,074,880
Colorado (2.7%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Valley View Hosp. Assn.), 5.00%, 5/15/45	A−	1,000,000	1,130,801
(Covenant Retirement Cmnty.), Ser. A, 5.00%, 12/1/35	A−/F	1,000,000	1,117,797
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37 T	Baa1	425,000	486,418
Ser. A-1, 4.00%, 8/1/38 T	Baa1	650,000	743,014
Ser. A-1, 4.00%, 8/1/39 T	Baa1	650,000	742,048
Ser. A-1, 4.00%, 8/1/44 T	Baa1	2,250,000	2,552,888
Ser. A-2, 4.00%, 8/1/49 T	Baa1	4,500,000	5,072,666
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds, (Covenant Living Cmnty. and Svcs. Oblig. Group), 4.00%, 12/1/50	A−/F	4,100,000	4,652,409
Denver City & Cnty., Arpt. Rev. Bonds, (Sub. Syst.), Ser. A, 5.50%, 11/15/31	A2	1,925,000	2,124,363
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL, zero %, 9/1/34	A2	5,000,000	3,860,631
Park Creek, Metro. Dist. Tax Allocation Bonds, (Sr. Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	A/F	225,000	254,838
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/31	AA	230,000	293,602
3.25%, 12/15/50	AA	2,000,000	2,154,839
			25,186,314
Connecticut (1.6%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F, 5.00%, 7/1/34	BBB+/F	1,500,000	1,708,390
(Stamford Hosp. Oblig. Group (The)), Ser. M, 5.00%, 7/1/33 ##	BBB+	1,855,000	2,359,872

28 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Connecticut cont.
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Stamford Hosp. Oblig. Group (The)), Ser. M, 5.00%, 7/1/32 ##	BBB+	$600,000	$769,355
(Stamford Hosp. Oblig. Group (The)), Ser. M, 4.00%, 7/1/41 ##	BBB+	2,405,000	2,731,189
CT State Hsg. Fin. Auth. Mtge. Program Rev. Bonds
Ser. B-1, 4.10%, 11/15/39 T	Aaa	1,685,000	1,776,421
Ser. B-1, 4.15%, 11/15/44 T	Aaa	4,065,000	4,285,730
Ser. F-2, 2.20%, 5/15/23	Aaa	965,000	986,523
			14,617,480
District of Columbia (2.2%)
DC Rev. Bonds
(Intl. School), 5.00%, 7/1/54	BBB	1,275,000	1,501,699
(KIPP DC), Ser. A, 5.00%, 7/1/48	BBB+	1,250,000	1,445,898
(D.C. Intl. School), 5.00%, 7/1/39	BBB	2,000,000	2,406,710
(KIPP DC), Ser. A, 5.00%, 7/1/37	BBB+	2,500,000	2,947,844
DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL, 5.00%, 2/1/25	A2	1,035,000	1,038,682
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail & Cap. Impt. Proj.)
Ser. B, 4.00%, 10/1/44 T	A−	2,050,000	2,324,798
4.00%, 10/1/53 T	A−	2,050,000	2,299,611
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Metrorail), Ser. A, zero %, 10/1/37	A−	11,000,000	6,407,173
			20,372,415
Florida (4.1%)
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4.25%, 5/1/34	A	890,000	926,976
FL State Dev. Fin Corp. Sr. Living Rev. Bonds, (Glenridge on Palmer Ranch Oblig. Group), 5.00%, 6/1/51	BB/P	1,300,000	1,482,690
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (River City Ed. Oblig. Group)
4.00%, 7/1/55	Baa3	750,000	792,495
4.00%, 7/1/45	Baa3	600,000	638,594
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A−	3,700,000	4,306,998
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl. Hlth.)
5.00%, 11/15/45	A2	1,735,000	1,952,997
5.00%, 11/15/40	A2	2,175,000	2,455,451
Lee Cnty., Indl. Dev. Auth. Rev. Bonds, (Shell Point/Waterside Hlth.)
5.00%, 11/15/49	BBB+	1,800,000	2,098,425
5.00%, 11/15/39	BBB+	750,000	884,422
Miami-Dade Cnty., Aviation Rev. Bonds
Ser. B, 5.00%, 10/1/40	A−	5,000,000	5,985,007
Ser. A, 5.00%, 10/1/38	A−	1,750,000	2,020,963
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A−/F	1,800,000	1,991,539

Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Florida cont.
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A−/F	$5,000,000	$5,931,437
Seminole Cnty., 144A Rev. Bonds, (Galileo School Foundation, Inc. (The))
4.00%, 6/15/56	Ba1	805,000	880,783
4.00%, 6/15/51	Ba1	830,000	915,527
4.00%, 6/15/41	Ba1	425,000	474,924
4.00%, 6/15/36	Ba1	315,000	356,616
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	522,562
Tampa, Cap. Impt. Cigarette Tax Rev. Bonds, (Cap. Appn.), Ser. A
zero %, 9/1/49	A1	2,250,000	809,748
zero %, 9/1/42	A1	830,000	407,611
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds, (Embry-Riddle Aeronautical University, Inc.), Ser. A
4.00%, 10/15/39	A2	500,000	572,821
4.00%, 10/15/37	A2	725,000	834,488
4.00%, 10/15/35	A2	325,000	376,079
			37,619,153
Georgia (2.8%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station), 5.00%, 12/1/24	A3	800,000	908,470
Atlanta, Arpt. Rev. Bonds, (Dept. of Aviation), Ser. C
4.00%, 7/1/42 ##	Aa3	200,000	233,715
4.00%, 7/1/41 ##	Aa3	1,000,000	1,172,183
Cobb Cnty., Kennestone Hosp. Auth. Rev. Bonds, (WellStar Hlth. Syst. Oblig. Group)
4.00%, 4/1/41	A2	275,000	319,138
4.00%, 4/1/39	A2	475,000	555,087
4.00%, 4/1/36	A2	250,000	294,889
4.00%, 4/1/35	A2	225,000	266,367
4.00%, 4/1/34	A2	250,000	296,708
4.00%, 4/1/33	A2	200,000	238,158
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev. Bonds, (Riverside Military Academy), 5.00%, 3/1/37	BB/F	450,000	454,223
Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds, (Northeast GA Hlth. Syst., Inc.), Ser. A, 5.00%, 2/15/36	A	4,000,000	4,732,822
Geo L Smith II GA Congress Ctr. Rev. Bonds, (Signia Hotel Mgt., LLC.), 4.00%, 1/1/54	BBB−	2,400,000	2,724,441
Main Street Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. B, 0.805%, 4/1/48	Aa2	7,000,000	7,046,567
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle Units 3 & 4)
Ser. A, 5.50%, 7/1/60	A	3,500,000	4,020,865
5.00%, 1/1/63	BBB+	2,000,000	2,406,105
			25,669,738

30 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5.00%, 10/1/34	Baa2	$200,000	$207,455
AGM, 5.00%, 10/1/30	AA	500,000	520,688
			728,143
Hawaii (0.3%)
HI State Harbor Syst. Rev. Bonds, Ser. A
4.00%, 7/1/36	Aa3	375,000	440,506
4.00%, 7/1/33	Aa3	1,500,000	1,780,373
4.00%, 7/1/31	Aa3	250,000	298,343
			2,519,222
Idaho (0.2%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth. Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	1,500,000	1,837,940
			1,837,940
Illinois (9.9%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	2,880,000	3,532,768
Ser. B-2, 5.50%, 1/1/37	BBB+	4,000,000	4,509,735
Ser. A, 5.00%, 1/1/30	BBB+	3,950,000	5,008,341
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB	1,500,000	1,662,011
(School Reform), Ser. B-1, NATL, zero %, 12/1/21	Baa2	1,000,000	999,301
Chicago, Hsg. Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/31	AA−	4,540,000	5,412,323
Chicago, Motor Fuel Tax Rev. Bonds, AGM
5.00%, 1/1/33	AA	1,000,000	1,076,436
5.00%, 1/1/30	AA	200,000	216,188
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A, 5.00%, 1/1/38	A	200,000	244,614
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	3,000,000	3,280,397
(2nd Lien), 5.00%, 1/1/39	A	2,720,000	2,975,503
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/29	A	1,750,000	2,085,488
AGM, 5.00%, 11/1/25	AA	1,420,000	1,425,281
IL State G.O. Bonds
5.00%, 11/1/41	Baa2	1,250,000	1,437,552
5.00%, 1/1/41	Baa2	700,000	791,505
5.00%, 1/1/35	Baa2	1,000,000	1,140,715
Ser. B, 5.00%, 10/1/32	Baa2	2,000,000	2,421,905
Ser. A, 5.00%, 12/1/31	Baa2	2,870,000	3,422,090
Ser. C, 5.00%, 11/1/29	Baa2	3,550,000	4,257,309
5.00%, 2/1/29	Baa2	2,725,000	3,219,374
Ser. A, 5.00%, 12/1/28	Baa2	2,000,000	2,423,481
Ser. D, 5.00%, 11/1/28	Baa2	6,425,000	7,771,706
5.00%, 2/1/28	Baa2	2,350,000	2,801,543
Ser. D, 5.00%, 11/1/27	Baa2	2,800,000	3,412,851
Ser. A, 4.00%, 3/1/38	Baa2	2,250,000	2,588,083
4.00%, 6/1/35	Baa2	1,825,000	2,006,344
4.00%, 6/1/34	Baa2	925,000	1,018,200
4.00%, 6/1/32	Baa2	985,000	1,089,396

Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State Fin. Auth. Mandatory Put Bonds (9/1/22), (Field Museum of Natural History), 0.558%, 11/1/34	A2	$7,820,000	$7,820,052
IL State Fin. Auth. Rev. Bonds
(Lawndale Edl & Regl. Network Charter School Oblig. Group), 4.00%, 11/1/56	BBB	750,000	841,626
(Lawndale Edl & Regl. Network Charter School Oblig. Group), 4.00%, 11/1/51	BBB	750,000	848,725
(Lawndale Edl & Regl. Network Charter School Oblig. Group), 4.00%, 11/1/41	BBB	725,000	835,212
(Riverside Hlth. Syst. Oblig. Group), 4.00%, 11/15/31	A+	500,000	560,279
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds, (U. of IL Chicago), 5.00%, 2/15/50	Baa3	500,000	569,234
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion)
Ser. A, 5.00%, 6/15/57	BBB+	2,500,000	2,930,824
4.00%, 6/15/52 ##	BBB+	2,000,000	2,240,914
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, (Green Bond), Ser. E, 5.00%, 12/1/29	AA	1,580,000	1,922,357
			90,799,663
Indiana (1.0%)
IN State Fin. Auth. Edl. Fac. Rev. Bonds, (Butler U.), Ser. B, 5.00%, 2/1/27	A−	935,000	948,243
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A2	7,050,000	8,433,020
			9,381,263
Iowa (0.5%)
IA State Fin. Auth. Rev. Bonds, (Lifespace Cmnty., Inc. Oblig. Group), Ser. A, 4.00%, 5/15/46	BBB/F	3,850,000	4,260,376
			4,260,376
Kentucky (4.2%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa2	1,400,000	1,535,410
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Louisville Arena Auth., Inc.), Ser. A, AGM, 5.00%, 12/1/45	AA	2,750,000	3,346,516
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/37	A1	2,500,000	3,020,045
(Project No. 117), Ser. B, 5.00%, 5/1/28	A1	565,000	685,094
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A1	9,750,000	10,862,174
Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	5,000,000	5,508,429
KY State Tpk. Auth. Econ. Dev. Rev. Bonds, (Revitalization Projects), Ser. A-22, 5.00%, 7/1/32 ##	Aa3	3,400,000	4,360,196
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A
5.00%, 10/1/30	A	1,135,000	1,354,890
4.00%, 10/1/34	A	6,000,000	6,784,486

32 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Kentucky cont.
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5.00%, 7/1/31	A	$415,000	$463,392
5.00%, 7/1/30	A	1,000,000	1,117,767
			39,038,399
Louisiana (0.7%)
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	4,000,000	4,180,033
Tangipahoa Parish, Hosp. Svcs. Rev. Bonds, (North Oaks Hlth. Syst.)
4.00%, 2/1/41 ##	BBB+	1,250,000	1,428,755
4.00%, 2/1/39 ##	BBB+	1,125,000	1,289,431
			6,898,219
Maryland (0.5%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	750,000	831,829
MD State Econ. Dev. Corp. Rev. Bonds, (Seagirt Marine Term.), Ser. A
5.00%, 6/1/49	Baa3	500,000	591,459
5.00%, 6/1/44	Baa3	500,000	595,189
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds, (Adventist Hlth. Care Oblig. Group)
5.00%, 1/1/36 ##	Baa3	1,000,000	1,275,454
5.00%, 1/1/30 ##	Baa3	285,000	361,407
5.00%, 1/1/29 ##	Baa3	290,000	362,435
5.00%, 1/1/28 ##	Baa3	300,000	368,422
5.00%, 1/1/27 ##	Baa3	430,000	517,341
			4,903,536
Massachusetts (2.5%)
MA State Dev. Fin. Agcy. Rev. Bonds, (Lasell U.), 4.00%, 7/1/50	BB+	1,750,000	1,967,608
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 5.10%, 12/1/30	Aa2	895,000	896,786
MA State Port Auth. Rev. Bonds, Ser. E, 5.00%, 7/1/51	Aa2	12,000,000	15,011,674
MA State Wtr. Resource Auth. VRDN, Ser. A-3, 0.05%, 8/1/37	VMIG 1	5,705,000	5,705,000
			23,581,068
Michigan (8.8%)
Belding Area School G.O. Bonds, Ser. A, Q-SBLF, 5.00%, 5/1/40	AA	300,000	351,590
Chippewa, Valley School G.O. Bonds, Ser. A, Q-SBLF, 5.00%, 5/1/34	Aa1	250,000	293,417
Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A−/P	77,500	77,580
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds, Ser. A, AGM
5.00%, 7/1/48	AA	7,000,000	7,749,596
5.00%, 7/1/38	AA	1,000,000	1,111,112
Genesee Cnty., Wtr. Supply Syst. G.O. Bonds
BAM, 5.25%, 2/1/40	AA	200,000	230,567
(Wtr. Supply Syst.), Ser. B, BAM, 5.00%, 2/1/33	AA	250,000	293,529
Grand Rapids, Wtr. Supply Syst. Rev. Bonds, 5.00%, 1/1/41	Aa2	400,000	463,468

Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Grand Valley, State U. Rev. Bonds, (MI State U.), Ser. A, U.S. Govt. Coll., 5.00%, 12/1/32	A1	$250,000	$293,604
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	A+	7,780,000	9,247,196
Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/31	A2	250,000	274,916
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/30	A2	3,000,000	3,298,998
5.00%, 11/1/36	A	1,285,000	1,565,337
5.00%, 11/1/34	A	1,600,000	1,953,170
5.00%, 11/1/31	A	1,100,000	1,351,611
Kentwood, Econ. Dev. Corp. Rev. Bonds, (Holland Home Oblig. Group)
4.00%, 11/15/43 ##	BBB−/F	1,820,000	1,944,170
4.00%, 11/15/31 ##	BBB−/F	495,000	544,229
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), 5.625%, 11/15/32 (Prerefunded 5/15/22)	BBB−/F	350,000	358,238
(Holland Home Oblig. Group), 5.00%, 11/15/37	BBB−/F	2,250,000	2,544,942
Kentwood, Pub. School G.O. Bonds, (School Bldg. & Site), 5.00%, 5/1/41	AA−	250,000	292,383
Lansing, School Dist. G.O. Bonds, (School Bldg. & Site), Ser. I, Q-SBLF, 5.00%, 5/1/41	AA	225,000	263,254
Lincoln, Cons. School Dist. G.O. Bonds, Ser. A, AGM, Q-SBLF, 5.00%, 5/1/40	AA	200,000	232,936
Livonia, Pub. School Dist. G.O. Bonds, AGM, 5.00%, 5/1/45	AA	200,000	232,177
MI Pub. Pwr. Agcy. Rev. Bonds, Ser. A, 5.00%, 1/1/27	A2	700,000	707,185
MI State Fin. Auth. Rev. Bonds
(Detroit Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/44	BB+	1,150,000	1,218,254
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA−	5,250,000	5,891,299
(Local Govt. Loan Program — Detroit Wtr. & Swr. Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	400,000	461,273
(Local Govt. Loan Program Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/34	BB+	500,000	535,847
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA−	270,000	302,582
Ser. H-1, 5.00%, 10/1/30	AA−	500,000	564,774
(Detroit), Ser. C-3, 5.00%, 4/1/26	Aa2	1,000,000	1,186,859
(Detroit), Ser. C-3, 5.00%, 4/1/24	Aa2	500,000	555,690
(Local Govt. Loan Program), Ser. F1, 4.50%, 10/1/29	BB+	850,000	905,639
(Wayne Cnty.), BAM, 4.00%, 11/1/55	AA	4,000,000	4,609,664
Ser. A, 4.00%, 12/1/49 T	AA−	4,100,000	4,680,253
(Tobacco Settlement), Ser. A-1, 2.326%, 6/1/30	A	2,674,250	2,763,708
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds
(Lawrence Technological U.), 5.25%, 2/1/32	BB+	1,855,000	2,117,731
(Lawrence Technological U.), 5.00%, 2/1/47	BB+	3,195,000	3,522,305
(College for Creative Studies), 5.00%, 12/1/45	BBB+	250,000	261,502
MI State Hosp. Fin. Auth. Rev. Bonds, (Trinity Health Corp. Oblig. Group) Ser. A, U.S. Govt. Coll, 5.00%, 12/1/47 (Prerefunded 12/1/22) T	Aa3	5,155,000	5,448,426

34 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Hsg. Dev. Auth. Rev. Bonds, (Rental Hsg.)
Ser. A, 4.625%, 10/1/39	AA	$225,000	$234,430
Ser. A, 4.45%, 10/1/34	AA	100,000	104,264
Ser. D, 3.95%, 10/1/37 (Prerefunded 4/1/22)	AA	1,050,000	1,069,340
Oakland U. Rev. Bonds
5.00%, 3/1/39	A1	2,000,000	2,194,938
Ser. A, 5.00%, 3/1/33	A1	500,000	530,101
5.00%, 3/1/32	A1	130,000	143,394
Pontiac City, G.O. Bonds, (Pontiac School Dist.), Q-SBLF
4.00%, 5/1/38	Aa1	2,000,000	2,365,359
4.00%, 5/1/34	Aa1	1,000,000	1,198,811
4.00%, 5/1/33	Aa1	2,220,000	2,670,326
Rochester, Cmnty. School Dist. G.O. Bonds, Ser. I, 5.00%, 5/1/36	AA	250,000	295,689
Warren, Cons. School Dist. G.O. Bonds, Ser. A, Q-SBLF, 5.00%, 5/1/35	AA	350,000	416,215
			81,923,878
Minnesota (0.7%)
Duluth, Econ. Dev. Auth. Rev. Bonds, (Benedictine Hlth. Syst. Oblig. Group), Ser. A
4.00%, 7/1/36	BB/P	1,250,000	1,354,684
4.00%, 7/1/31	BB/P	1,000,000	1,095,014
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds, (St. Luke’s Hosp. of Duluth Oblig. Group)
4.00%, 6/15/36 ##	BBB−	1,195,000	1,356,268
4.00%, 6/15/34 ##	BBB−	1,025,000	1,170,729
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic), Ser. B, 0.03%, 11/15/38	VMIG 1	1,500,000	1,500,000
			6,476,695
Mississippi (0.7%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.)
2.50%, 4/1/22	BBB+	2,450,000	2,463,713
2.375%, 6/1/44	A	3,075,000	3,052,743
MS State Bus. Fin. Corp. Sol. Waste Disp. Mandatory Put Bonds (6/3/24), (Waste Management, Inc.), 2.20%, 3/1/27	A−	1,250,000	1,305,481
			6,821,937
Missouri (1.0%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds, AGM, 4.00%, 3/1/57	AA	5,000,000	5,620,856
St. Louis, Muni. Fin. Corp. Rev. Bonds, AGM
5.00%, 10/1/49	AA	2,250,000	2,748,419
5.00%, 10/1/40	AA	1,000,000	1,250,913
			9,620,188
Montana (0.1%)
MT State Fac. Fin. Auth. Rev. Bonds, (SCL Hlth. Syst.), Ser. A, 4.00%, 1/1/37	Aa3	600,000	707,289
			707,289

Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Nebraska (1.3%)
Central Plains Energy Project Gas Supply Mandatory Put Bonds (8/1/25), 4.00%, 12/1/49	Aa2	$3,250,000	$3,645,797
Central Plains, Energy Mandatory Put Bonds (1/1/24), (No. 4), 5.00%, 3/1/50	A2	8,050,000	8,794,176
			12,439,973
Nevada (2.2%)
Clark Cnty., G.O. Bonds, AMBAC, 3.00%, 11/1/35	Aa1	18,175,000	18,198,287
Sparks, Tourism Impt. Dist. No. 1 144A Rev. Bonds, Ser. A
2.75%, 6/15/28	Ba2	1,800,000	1,862,841
2.50%, 6/15/24	Ba2	500,000	508,089
			20,569,217
New Hampshire (0.8%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	713,013
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	1,500,000	1,724,754
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A−	4,500,000	5,243,325
			7,681,092
New Jersey (4.4%)
NJ State Econ. Dev. Auth. Rev. Bonds
(Provident Group-Montclair State U. Student Hsg. & Properties), 5.00%, 6/1/37	AA	1,250,000	1,482,848
Ser. B, 5.00%, 11/1/26	Baa1	5,400,000	6,516,802
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds, (Port Newark Container Term., LLC), 5.00%, 10/1/37	Baa3	3,000,000	3,492,918
NJ State Hlth. Care Fac. Fin. Auth. VRDN, (AHS Hosp. Corp.), Ser. B, 0.02%, 7/1/36	VMIG 1	4,000,000	4,000,000
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. AA, 5.00%, 6/15/38 ##	Baa1	1,400,000	1,749,532
Ser. AA, 5.00%, 6/15/35 ##	Baa1	3,000,000	3,804,682
Ser. A, 4.00%, 6/15/41 ##	Baa1	5,500,000	6,276,604
(Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	Baa1	8,760,000	8,525,307
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5.00%, 6/1/35	A−	4,000,000	4,887,391
			40,736,084
New Mexico (0.4%)
Farmington, Poll. Control Rev. Bonds, (Pub. Service Co. of NM), Ser. B, 2.15%, 4/1/33 ##	Baa2	2,000,000	1,963,887
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Res.), 5.00%, 5/15/32	BB+/F	2,155,000	2,190,744
			4,154,631
New York (6.1%)
Brookhaven, Local Dev. Corp. Rev. Bonds, (Brookhaven Memorial Hosp. Med. Ctr., Inc. Oblig. Group), 4.50%, 10/1/25	BBB−	2,185,000	2,273,973
Metro. Trans. Auth. Dedicated Tax Mandatory Put Bonds (6/1/22), Ser. A-2A, 0.50%, 11/1/26	AA	4,310,000	4,316,691
NY City, G.O. Bonds, Ser. D-1, 4.00%, 3/1/42	Aa2	3,500,000	4,054,425
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds, (2nd Gen. Resolution), 5.00%, 6/15/46	Aa1	2,000,000	2,296,968

36 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN, Ser. DD-1, 0.05%, 6/15/43	VMIG 1	$17,835,000	$17,835,000
NY State Dorm. Auth. Personal Income Tax Rev. Bonds, Ser. D, 4.00%, 2/15/47	Aa2	9,530,000	10,950,913
NY State Trans. Dev. Corp. Exempt Fac. Rev. Bonds, (Empire State Thruway Partners, LLC.), 4.00%, 4/30/53	BBB−/F	5,000,000	5,639,181
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds, (Laguardia Arpt. Term. B Redev. Program), Ser. A, 5.00%, 7/1/41	Baa3	2,000,000	2,220,927
Port Auth. of NY & NJ Rev. Bonds
Ser. 207, 5.00%, 9/15/31	Aa3	3,800,000	4,669,094
Ser. 172nd, 4.50%, 4/1/37	Aa3	1,940,000	1,975,456
			56,232,628
North Carolina (0.5%)
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group)
4.00%, 3/1/51	BB/P	2,000,000	2,167,966
4.00%, 3/1/41	BB/P	1,050,000	1,151,091
4.00%, 3/1/36	BB/P	900,000	997,935
			4,316,992
North Dakota (0.2%)
Grand Forks, Hlth. Care Syst. Rev. Bonds, (Altru Hlth. Syst. Oblig. Group), AGM, 3.00%, 12/1/46	AA	2,000,000	2,042,654
			2,042,654
Ohio (4.1%)
Akron, Income Tax Rev. Bonds
4.00%, 12/1/41	AA−	750,000	837,433
4.00%, 12/1/40	AA−	1,345,000	1,504,624
4.00%, 12/1/38	AA−	770,000	865,855
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds
(Playhouse Square Foundation), 5.50%, 12/1/53	BB+	2,500,000	2,926,103
(Cleveland Museum of Natural History (The)), 5.00%, 7/1/36	A3	300,000	383,619
(Cleveland Museum of Natural History (The)), 5.00%, 7/1/35	A3	200,000	256,645
(Cleveland Museum of Natural History (The)), 5.00%, 7/1/34	A3	300,000	385,855
(Cleveland Museum of Natural History (The)), 4.00%, 7/1/46	A3	950,000	1,098,497
(Cleveland Museum of Natural History (The)), 4.00%, 7/1/41	A3	230,000	269,179
(Cleveland Museum of Natural History (The)), 4.00%, 7/1/40	A3	250,000	293,451
(Cleveland Museum of Natural History (The)), 4.00%, 7/1/39	A3	200,000	235,325
(Cleveland Museum of Natural History (The)), 4.00%, 7/1/38	A3	250,000	294,990
(Cleveland Museum of Natural History (The)), 4.00%, 7/1/37	A3	200,000	236,631

Tax Exempt Income Fund 37

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Columbus, Swr. VRDN, Ser. B, 0.02%, 6/1/32	VMIG 1	$1,430,000	$1,430,000
Confluence Cmnty. Auth. Rev. Bonds, (Stadium & Sports)
4.00%, 5/1/39	AA+	750,000	854,056
4.00%, 5/1/34	AA+	1,280,000	1,475,780
4.00%, 5/1/33	AA+	560,000	649,750
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Ohio Living)
6.125%, 7/1/40	BBB/F	940,000	972,062
6.125%, 7/1/40 (Prerefunded 7/1/22)	AAA/P	60,000	62,587
6.00%, 7/1/35	BBB/F	1,765,000	1,826,257
6.00%, 7/1/35 (Prerefunded 7/1/22)	AAA/P	110,000	114,641
Hamilton Cnty., Hlth. Care Rev. Bonds, (Life Enriching Cmntys.), 5.00%, 1/1/32	BBB−/F	1,000,000	1,036,831
Lancaster, Port Auth. Mandatory Put Bonds (2/1/25), Ser. A, 5.00%, 8/1/49	Aa2	4,250,000	4,845,225
Middleburg Heights, Hosp. Rev. Bonds, (Southwest Gen. Hlth. Ctr.), 5.00%, 8/1/47 (Prerefunded 8/1/22)	A2	1,500,000	1,560,339
OH State Higher Edl. Fac. Comm. Rev. Bonds, (Kenyon College 2020), 4.00%, 7/1/44	A2	5,650,000	6,436,970
OH State Hosp. Rev. Bonds, (Premier Hlth. Partners Oblig. Group)
4.00%, 11/15/41	Baa1	455,000	511,858
4.00%, 11/15/39	Baa1	1,325,000	1,498,092
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic Hlth. Syst.), Ser. A, U.S. Govt. Coll., 4.00%, 1/1/43 (Prerefunded 1/1/28)	AAA/P	15,000	17,736
OH State Private Activity Rev. Bonds, (Portsmouth Bypass), AGM, 5.00%, 12/31/35	AA	1,750,000	1,983,943
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.)
5.00%, 2/15/34	A3	645,000	749,817
5.00%, 2/15/33	A3	355,000	413,437
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB−/F	1,350,000	1,404,247
(Memorial Hlth. Syst. Oblig. Group), 5.50%, 12/1/43	BB−/F	145,000	156,174
			37,588,009
Oregon (0.4%)
Gilliam Cnty., Solid Waste Disp. 144A Mandatory Put Bonds (11/1/21), (Waste Mgt., Inc.), Ser. A, 2.40%, 8/1/25	A−	1,625,000	1,627,617
Portland, Rev. Bonds, Ser. C, 7.701%, 6/1/22	Aaa	2,020,000	2,116,796
			3,744,413
Pennsylvania (5.0%)
Allegheny Cnty., Arpt. Auth. Rev. Bonds, Ser. A, 4.00%, 1/1/56	AA	12,800,000	14,473,594
Centre Ctny., Hosp. Auth. Rev. Bonds, (Mount Nittany Med. Ctr.), Ser. A, 5.00%, 11/15/41	A+	500,000	580,886
Chester Cnty., Indl. Dev. Auth. Rev. Bonds, (University Student Hsg, LLC), 5.00%, 8/1/30	Ba2	960,000	989,320

38 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Diakon Lutheran Social Ministries)
5.00%, 1/1/32	BBB+/F	$120,000	$136,612
5.00%, 1/1/31	BBB+/F	100,000	114,152
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds, (Millersville U. Student Hsg. & Svcs., Inc.), 5.00%, 7/1/29 (Prerefunded 7/1/24)	AAA/P	500,000	563,088
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A1	5,245,000	5,903,177
Ser. B-1, 5.00%, 6/1/42	A3	1,725,000	2,041,221
Ser. 2nd, 5.00%, 12/1/36	A3	2,000,000	2,428,844
Ser. B, 4.00%, 12/1/46	A	2,160,000	2,502,016
Ser. B, 3.00%, 12/1/51	A	2,000,000	2,077,731
zero %, 12/1/44	A2	5,000,000	5,693,382
Philadelphia, Auth. for Indl. Dev. Rev. Bonds, (Independence Charter School-West)
5.00%, 6/15/39	BB/P	500,000	550,299
4.00%, 6/15/29	BB/P	350,000	378,802
Philadelphia, Gas Wks. Rev. Bonds
5.00%, 8/1/32	A	1,000,000	1,161,362
5.00%, 8/1/31	A	1,000,000	1,164,246
South Central PA, Gen. Auth. Rev. Bonds, (WellSpan Health Oblig. Group), Ser. A, 4.00%, 6/1/49	Aa3	5,000,000	5,659,894
			46,418,626
Puerto Rico (0.4%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. A-1, 5.00%, 7/1/58	BB−/P	2,900,000	3,296,604
			3,296,604
Rhode Island (0.5%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan Oblig. Group-Hosp. Fin.), 5.00%, 5/15/33	BBB+	1,000,000	1,144,636
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB−/P	3,250,000	3,583,267
			4,727,903
South Carolina (3.6%)
Charleston Cnty., Arpt. Dist. Syst. Rev. Bonds, Ser. A, 5.25%, 7/1/33	A1	5,320,000	5,740,001
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds, (LexMed Oblig. Group)
4.00%, 11/1/32	A1	750,000	857,523
4.00%, 11/1/31	A1	750,000	859,535
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach Air Force Base Redev.)
5.00%, 10/1/29	A2	1,000,000	1,178,471
5.00%, 10/1/28	A2	425,000	503,387
Patriots Energy Group Fin. Agcy. Gas Supply Mandatory Put Bonds (2/1/24), Ser. A, 4.00%, 10/1/48	Aa2	4,205,000	4,527,145
SC State Jobs Econ. Dev. Auth. Hosp. VRDN (Prisma Hlth. Oblig. Group), Ser. B, 0.06%, 5/1/48	VMIG 1	500,000	500,000

Tax Exempt Income Fund 39

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
South Carolina cont.
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	$2,000,000	$2,239,821
Ser. E, 5.50%, 12/1/53	A2	2,000,000	2,198,779
Ser. E, 5.25%, 12/1/55	A2	1,970,000	2,304,646
Ser. E, 5.00%, 12/1/48	A2	1,455,000	1,585,802
Ser. A, 5.00%, 12/1/36	A2	4,000,000	4,702,780
SC Trans. Infrastructure Bank Mandatory Put Bonds (10/1/21), Ser. 03B
0.514%, 10/1/31	AA−/P	90,000	90,000
U.S. Govt. Coll., 0.508%, 10/1/31 (Prerefunded 10/1/21)	AAA/P	5,880,000	5,880,000
			33,167,890
South Dakota (0.2%)
Lincoln Cnty., Econ. Dev. Rev. Bonds, (Augustana College Assn. (The))
4.00%, 8/1/56	BBB−	1,000,000	1,089,604
4.00%, 8/1/41	BBB−	500,000	558,462
			1,648,066
Tennessee (0.6%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37 T	Baa1	425,000	494,311
Ser. A-1, 4.00%, 8/1/38 T	Baa1	425,000	493,692
Ser. A-2, 5.00%, 8/1/44 T	Baa1	425,000	510,271
Ser. A-1, 4.00%, 8/1/44 T	Baa1	875,000	1,008,789
Ser. A-2, 5.00%, 8/1/49 T	Baa1	775,000	925,718
Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds, Ser. A, 5.00%, 7/1/49	A2	1,800,000	2,230,207
			5,662,988
Texas (7.7%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Riverwalk Education Foundation, Inc.), PSFG, 4.00%, 8/15/44	AAA	4,600,000	5,256,727
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/31	AAA	365,000	416,854
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools)
Ser. B, 5.00%, 8/15/27	A−	375,000	444,978
PSFG, 4.00%, 8/15/31	AAA	2,000,000	2,331,423
Clifton, Higher Ed. Fin. Corp. Ed. Rev. Bonds, (IDEA Pub. Schools), PSFG, 5.00%, 8/15/33	AAA	1,000,000	1,162,313
Dallas, Area Rapid Transit Rev. Bonds, Ser. A, 5.00%, 12/1/46	AA+	9,030,000	10,507,930
Dallas, Area Rapid Transit Sales Tax Rev. Bonds, Ser. A, 5.00%, 12/1/41	AA+	2,215,000	2,582,454
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/28	Baa2	1,300,000	1,349,200
Houston, Higher Ed. Fin. Co. Rev. Bonds, (Cosmos Foundation), Ser. A, 5.00%, 2/15/32	BBB	1,250,000	1,266,342
Houston, Util. Syst. Rev. Bonds, Ser. D, 5.00%, 11/15/39	Aa2	2,285,000	2,580,389

40 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
Irving, Hotel Occupancy Tax Rev. Bonds
5.00%, 8/15/39	BBB+	$600,000	$716,120
5.00%, 8/15/36	BBB+	430,000	516,896
5.00%, 8/15/34	BBB+	300,000	362,960
5.00%, 8/15/33	BBB+	240,000	291,246
5.00%, 8/15/31	BBB+	100,000	122,247
Lake Houston Redev. Auth. Rev. Bonds, (City of Houston, Reinvestment Zone No. 10)
4.00%, 9/1/36	BBB−	175,000	204,970
4.00%, 9/1/35	BBB−	175,000	205,653
3.00%, 9/1/47	BBB−	600,000	611,316
3.00%, 9/1/44	BBB−	500,000	512,230
3.00%, 9/1/40	BBB−	225,000	233,315
3.00%, 9/1/39	BBB−	250,000	260,557
3.00%, 9/1/38	BBB−	200,000	209,599
3.00%, 9/1/37	BBB−	220,000	232,004
3.00%, 9/1/34	BBB−	150,000	160,305
Love Field Arpt. Modernization Corp. Rev. Bonds, AGM, 4.00%, 11/1/37	AA	7,000,000	8,251,751
Lower CO River Auth. Transmission Svcs. Contract Corp. Rev. Bonds, 5.00%, 5/15/40	A	750,000	857,535
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A−	2,250,000	2,725,171
New Hope Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (Westminster Manor), 4.00%, 11/1/55	BBB/F	1,250,000	1,400,172
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB−/P	750,000	783,372
(CHF-Stephenville, LLC), 5.375%, 4/1/28 (Prerefunded 4/1/23)	AAA/P	1,150,000	1,236,977
(CHF-Collegiate Hsg. Stephenville III, LLC), 5.00%, 4/1/47 (Prerefunded 4/1/25)	AAA/P	3,155,000	3,652,955
(TX Woman’s U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 4.00%, 7/1/48	AA	1,705,000	1,892,924
(Children’s Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa3	1,000,000	1,134,315
North TX, Tollway Auth. Rev. Bonds, (1st Tier), Ser. I, 6.50%, 1/1/43 (Prerefunded 1/1/25)	A1	9,700,000	11,586,370
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A2	250,000	294,737
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	2,750,000	3,268,049
Temple, Tax Increment Tax Alloc. Bonds, (Reinvestment Zone No. 1), Ser. A, BAM
4.00%, 8/1/40	AA	600,000	689,045
4.00%, 8/1/38	AA	340,000	392,041
4.00%, 8/1/37	AA	200,000	231,185
4.00%, 8/1/36	AA	225,000	260,675
4.00%, 8/1/35	AA	220,000	255,495
4.00%, 8/1/34	AA	260,000	303,022
			71,753,819

Tax Exempt Income Fund 41

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Utah (1.3%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.), Ser. C, 0.05%, 5/15/36	A-1+	$5,965,000	$5,965,000
UT Infrastructure Agcy. Rev. Bonds, Ser. A
4.00%, 10/15/41	BBB−/F	500,000	570,958
4.00%, 10/15/38	BBB−/F	500,000	575,545
4.00%, 10/15/36	BBB−/F	300,000	347,360
4.00%, 10/15/34	BBB−/F	800,000	932,308
4.00%, 10/15/32	BBB−/F	500,000	588,829
3.00%, 10/15/45	BBB−/F	1,000,000	1,015,732
UT State Charter School Fin. Auth. Rev. Bonds, (UT Charter Academies, Inc.)
5.00%, 10/15/38	AA	720,000	842,967
5.00%, 10/15/33	AA	420,000	496,378
5.00%, 10/15/31	AA	530,000	629,322
			11,964,399
Virginia (3.3%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42	BBB+/F	625,000	695,818
Federal Home Loan Mortgage Corporation Rev. Bonds, Ser. M-053, Class A, 2.55%, 6/15/35	AA+	7,369,995	7,735,020
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM, 5.929%, 8/23/27 (Escrowed to maturity)	A2	8,900,000	10,414,906
VA State Small Bus. Fin. Auth. Rev. Bonds
(95 Express Lanes, LLC), 5.00%, 7/1/49	BBB−	4,000,000	4,041,279
(Express Lanes, LLC), 5.00%, 7/1/34	BBB−	1,200,000	1,213,243
(National Sr. Campuses, Inc. Oblig. Group), 4.00%, 1/1/45	A/F	6,000,000	6,769,378
			30,869,644
Washington (1.2%)
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	1,000,000	1,112,275
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds (7/1/22), (Fred Hutchinson Cancer Research Ctr.), Ser. B, 1.156%, 1/1/42	A+	2,500,000	2,503,589
WA State Hsg. Fin. Comm. Rev. Bonds, (Social Certif.), Ser. A-1, 3.50%, 12/20/35	BBB+	4,075,997	4,707,967
Washington St., Edu. Facs. Rev. Bonds, (Seattle U.)
4.00%, 5/1/50	A	1,200,000	1,360,572
4.00%, 5/1/45	A	1,000,000	1,139,063
			10,823,466
Wisconsin (0.7%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds, (Sr. Oblig. Group), 5.25%, 7/1/28	BBB+	1,000,000	1,029,166
Pub. Fin. Auth. Conference Ctr. & Hotel Rev. Bonds, (U. of NC Charlotte Foundation), Ser. A, 4.00%, 9/1/56	BB+/P	2,000,000	2,065,817
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Hmong American Peace Academy, Ltd.), 5.00%, 3/15/50	BBB	1,375,000	1,632,580

42 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Three Pillars Sr. Living), 5.00%, 8/15/28 (Prerefunded 8/15/23)	BBB+/F	$1,040,000	$1,132,006
(Hmong American Peace Academy, Ltd.), 4.00%, 3/15/30	BBB	400,000	452,258
			6,311,827
Total municipal bonds and notes (cost $878,809,708)			$934,216,611

SHORT-TERM INVESTMENTS (6.4%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.08% L	Shares	56,497,650	$56,497,650
U.S. Treasury Bills 0.048%, 3/24/22 # ∆ §		$1,000,000	999,769
U.S. Treasury Bills 0.043%, 10/19/21 §		800,000	799,972
U.S. Treasury Bills 0.035%, 4/21/22		800,000	799,776
Total short-term investments (cost $59,097,248)			$59,097,167

TOTAL INVESTMENTS
Total investments (cost $937,906,956)	$993,313,778

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through September 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $926,996,661.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $485,903 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $150,970 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,108,937 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
##	Forward commitment, in part or in entirety (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Tax Exempt Income Fund 43

T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
	At the close of the reporting period, the fund maintained liquid assets totaling $96,135,618 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.05%, 0.08% and 0.13%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Health care	19.7%
	Transportation	14.5
	Utilities	11.2

FUTURES CONTRACTS OUTSTANDING at 9/30/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation
U.S. Treasury Bond 30 yr (Short)	46	$7,324,063	$7,324,063	Dec-21	$143,967
U.S. Treasury Note 5 yr (Short)	420	51,551,719	51,551,719	Dec-21	248,750
Unrealized appreciation					392,717
Unrealized (depreciation)					—
Total					$392,717

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$7,400,000	$50,105	$—	11/18/21	—	1.16% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$(50,105)
7,400,000	57,505	—	11/18/21	—	1.15% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(57,505)

44 Tax Exempt Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
$10,000,000	$209,150	$—	11/2/21	—	1.00% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$(209,152)
3,700,000	51,079	—	11/18/21	—	1.70% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	51,079
3,700,000	51,079	—	11/18/21	—	1.70% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	51,079
Upfront premium received		—		Unrealized appreciation		102,158
Upfront premium (paid)		—		Unrealized (depreciation)		(316,762)
Total		$—		Total	$(214,604)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
$42,392,000	$56,381	$(4,997)	9/21/26	2.725% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(61,378)
Total		$(4,997)	$(61,378)

Tax Exempt Income Fund 45

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$934,216,611	$—
Short-term investments	—	59,097,167	—
Totals by level	$—	$993,313,778	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$392,717	$—	$—
Total return swap contracts	—	(270,985)	—
Totals by level	$392,717	$(270,985)	$—

The accompanying notes are an integral part of these financial statements.

46 Tax Exempt Income Fund

Statement of assets and liabilities 9/30/21

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $881,409,306)	$936,816,128
Affiliated issuers (identified cost $56,497,650) (Notes 1 and 5)	56,497,650
Interest and other receivables	9,448,604
Receivable for shares of the fund sold	824,353
Receivable for investments sold	375,000
Receivable for variation margin on centrally cleared swap contracts (Note 1)	23,219
Unrealized appreciation on OTC swap contracts (Note 1)	102,158
Prepaid assets	31,409
Total assets	1,004,118,521

LIABILITIES
Payable for investments purchased	2,865,803
Payable for purchases of delayed delivery securities (Note 1)	51,504,058
Payable for shares of the fund repurchased	1,540,411
Payable for compensation of Manager (Note 2)	321,244
Payable for custodian fees (Note 2)	6,097
Payable for investor servicing fees (Note 2)	102,371
Payable for Trustee compensation and expenses (Note 2)	464,286
Payable for administrative services (Note 2)	2,786
Payable for distribution fees (Note 2)	507,762
Payable for floating rate notes issued (Note 1)	19,080,181
Payable for variation margin on futures contracts (Note 1)	41,847
Distributions payable to shareholders	238,046
Unrealized depreciation on OTC swap contracts (Note 1)	316,762
Other accrued expenses	130,206
Total liabilities	77,121,860

Net assets	$926,996,661

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$856,304,158
Total distributable earnings (Note 1)	70,692,503
Total — Representing net assets applicable to capital shares outstanding	$926,996,661

(Continued on next page)

Tax Exempt Income Fund 47

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($768,285,585 divided by 86,851,608 shares)	$8.85
Offering price per class A share (100/96.00 of $8.85)*	$9.22
Net asset value and offering price per class B share ($755,404 divided by 85,338 shares)**	$8.85
Net asset value and offering price per class C share ($15,362,076 divided by 1,731,572 shares)**	$8.87
Net asset value, offering price and redemption price per class R6 share
($5,568,822 divided by 628,207 shares)	$8.86
Net asset value, offering price and redemption price per class Y share
($137,024,774 divided by 15,448,861 shares)	$8.87

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

48 Tax Exempt Income Fund

Statement of operations Year ended 9/30/21

INVESTMENT INCOME
Interest (including interest income of $36,718 from investments in affiliated issuers) (Note 5)	$27,202,401
Total investment income	27,202,401

EXPENSES
Compensation of Manager (Note 2)	3,944,549
Investor servicing fees (Note 2)	625,048
Custodian fees (Note 2)	21,334
Trustee compensation and expenses (Note 2)	39,954
Distribution fees (Note 2)	2,151,858
Administrative services (Note 2)	23,954
Interest and fees expense (Note 1)	164,212
Other	350,960
Total expenses	7,321,869
Expense reduction (Note 2)	(640)
Net expenses	7,321,229

Net investment income	19,881,172

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	19,249,175
Futures contracts (Note 1)	32,390
Swap contracts (Note 1)	(1,719,014)
Total net realized gain	17,562,551
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	578,586
Futures contracts	419,102
Swap contracts	(285,306)
Total change in net unrealized appreciation	712,382

Net gain on investments	18,274,933

Net increase in net assets resulting from operations	$38,156,105

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 49

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/21	Year ended 9/30/20
Operations
Net investment income	$19,881,172	$22,397,025
Net realized gain (loss) on investments	17,562,551	(1,620,143)
Change in net unrealized appreciation of investments	712,382	1,327,491
Net increase in net assets resulting from operations	38,156,105	22,104,373
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(195,902)	(538,064)
Class B	(267)	(1,747)
Class C	(5,129)	(17,344)
Class R6	(1,005)	(2,409)
Class Y	(30,081)	(59,768)
From tax-exempt net investment income
Class A	(16,450,799)	(19,348,413)
Class B	(14,725)	(40,714)
Class C	(246,871)	(405,923)
Class M	—	(19,901)
Class R6	(106,206)	(95,934)
Class Y	(2,947,997)	(2,579,487)
Net realized short-term gain on investments
Class A	—	(9,057,370)
Class B	—	(31,312)
Class C	—	(298,288)
Class R6	—	(40,093)
Class Y	—	(969,564)
From net realized long-term gain on investments
Class A	—	(8,723,408)
Class B	—	(29,936)
Class C	—	(286,548)
Class R6	—	(38,667)
Class Y	—	(938,062)
Decrease from capital share transactions (Note 4)	(13,904,775)	(22,851,306)
Total increase (decrease) in net assets	4,252,348	(44,269,885)

NET ASSETS
Beginning of year	922,744,313	967,014,198
End of year	$926,996,661	$922,744,313

The accompanying notes are an integral part of these financial statements.

50 Tax Exempt Income Fund

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Tax Exempt Income Fund 51

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	(%)
Class A
September 30, 2021	$8.68	.19	.17	.36	(.19)	—	(.19)	$8.85	4.14	$768,286	.80[c]	2.11	34
September 30, 2020	8.86	.21	.01	.22	(.21)	(.19)	(.40)	8.68	2.62	785,840	.80[c]	2.44	41
September 30, 2019	8.41	.24	.49	.73	(.26)	(.02)	(.28)	8.86	8.84	841,144	.78[c]	2.80	63
September 30, 2018	8.63	.26	(.21)	.05	(.27)	—	(.27)	8.41	.56	815,986.77		3.06	42
September 30, 2017	8.86	.29	(.22)	.07	(.30)	—	(.30)	8.63	.88	894,935	.78[e]	3.40	35
Class B
September 30, 2021	$8.68	.13	.17	.30	(.13)	—	(.13)	$8.85	3.52	$755	1.40[c]	1.52	34
September 30, 2020	8.86	.15	.02	.17	(.16)	(.19)	(.35)	8.68	1.95	1,367	1.43[c]	1.84	41
September 30, 2019	8.42	.19	.48	.67	(.21)	(.02)	(.23)	8.86	8.03	3,238	1.41[c]	2.20	63
September 30, 2018	8.63	.21	(.21)	—[d]	(.21)	—	(.21)	8.42	.04	4,653	1.40	2.43	42
September 30, 2017	8.86	.24	(.22)	.02	(.25)	—	(.25)	8.63	.24	6,786	1.41[e]	2.76	35
Class C
September 30, 2021	$8.70	.12	.17	.29	(.12)	—	(.12)	$8.87	3.36	$15,362	1.55[c]	1.37	34
September 30, 2020	8.88	.14	.02	.16	(.15)	(.19)	(.34)	8.70	1.79	21,434	1.58[c]	1.67	41
September 30, 2019	8.44	.17	.48	.65	(.19)	(.02)	(.21)	8.88	7.85	27,210	1.56[c]	2.03	63
September 30, 2018	8.65	.19	(.20)	(.01)	(.20)	—	(.20)	8.44	(.11)	30,378	1.55	2.28	42
September 30, 2017	8.88	.22	(.22)	—[d]	(.23)	—	(.23)	8.65	.09	40,251	1.56[e]	2.62	35
Class R6
September 30, 2021	$8.69	.21	.17	.38	(.21)	—	(.21)	$8.86	4.42	$5,569	.54[c]	2.36	34
September 30, 2020	8.88	.23	.01	.24	(.24)	(.19)	(.43)	8.69	2.76	3,809	.56[c]	2.67	41
September 30, 2019	8.44	.26	.48	.74	(.28)	(.02)	(.30)	8.88	8.97	3,927	.54[c]	3.04	63
September 30, 2018 †	8.47	.09	(.02)	.07	(.10)	—	(.10)	8.44	.83*	10	.19*	1.23*	42
Class Y
September 30, 2021	$8.70	.21	.17	.38	(.21)	—	(.21)	$8.87	4.40	$137,025	.55[c]	2.35	34
September 30, 2020	8.88	.23	.01	.24	(.23)	(.19)	(.42)	8.70	2.84	110,294	.58[c]	2.64	41
September 30, 2019	8.44	.26	.48	.74	(.28)	(.02)	(.30)	8.88	8.93	85,832	.56[c]	3.00	63
September 30, 2018	8.65	.28	(.20)	.08	(.29)	—	(.29)	8.44	.89	72,534.55		3.27	42
September 30, 2017	8.88	.31	(.22)	.09	(.32)	—	(.32)	8.65	1.09	65,741	.56[e]	3.60	35

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes interest and fee expense associated with borrowings which amounted to the following:

Percentage of average net assets
September 30, 2021	0.02%
September 30, 2020	0.03
September 30, 2019	0.01

d Amount represents less than $0.01 per share.

e Includes one-time merger costs of 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

52 Tax Exempt Income Fund	Tax Exempt Income Fund 53

Notes to financial statements 9/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through September 30, 2021.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in tax-exempt investments, which for purposes of this policy exclude investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

54 Tax Exempt Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Tax Exempt Income Fund 55

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge inflation, to hedge term structure risk and for yield curve positioning.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early

56 Tax Exempt Income Fund

termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $214,604 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $150,970 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $33,845,054 were held by the TOB trust and served as collateral for $19,080,181 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $17,135 for these investments based on an average interest rate of 0.09%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,536 to increase undistributed net investment income and $7,536 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses

Tax Exempt Income Fund 57

that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$57,037,800
Unrealized depreciation	(2,699,941)
Net unrealized appreciation	54,337,859
Undistributed ordinary income	94,944
Undistributed tax-exempt income	708,340
Undistributed long-term gains	15,790,429
Cost for federal income tax purposes	$939,097,651

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.422% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

58 Tax Exempt Income Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$525,689	Class R6	2,247
Class B	657	Class Y	84,177
Class C	12,278	Total	$625,048

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $640 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $614, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,960,811
Class B	1.00%	0.85%	8,308
Class C	1.00%	1.00%	182,739
Total			$2,151,858

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $30,240 from the sale of class shares and received $1,076 and $11 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,060 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$311,285,495	$305,107,670
U.S. government securities (Long-term)	—	—
Total	$311,285,495	$305,107,670

Tax Exempt Income Fund 59

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	6,700,483	$59,299,647	8,826,079	$76,431,228
Shares issued in connection with
reinvestment of distributions	1,669,730	14,783,604	3,879,568	33,578,275
	8,370,213	74,083,251	12,705,647	110,009,503
Shares repurchased	(12,098,411)	(107,078,926)	(17,089,018)	(146,948,687)
Net decrease	(3,728,198)	$(32,995,675)	(4,383,371)	$(36,939,184)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	1,730	$14,964	9,862	$87,192
Shares issued in connection with
reinvestment of distributions	1,572	13,904	10,084	87,441
	3,302	28,868	19,946	174,633
Shares repurchased	(75,427)	(667,089)	(228,007)	(1,966,612)
Net decrease	(72,125)	$(638,221)	(208,061)	$(1,791,979)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	250,702	$2,220,815	447,553	$3,923,822
Shares issued in connection with
reinvestment of distributions	26,119	231,639	102,787	892,739
	276,821	2,452,454	550,340	4,816,561
Shares repurchased	(1,008,697)	(8,919,394)	(1,150,951)	(9,949,801)
Net decrease	(731,876)	$(6,466,940)	(600,611)	$(5,133,240)

			YEAR ENDED 9/30/20*
Class M			Shares	Amount
Shares sold			11,234	$99,867
Shares issued in connection with reinvestment of distributions			1,224	10,871
			12,458	110,738
Shares repurchased			(649,448)	(5,760,873)
Net decrease			(636,990)	$(5,650,135)

60 Tax Exempt Income Fund

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	249,258	$2,226,063	170,493	$1,477,246
Shares issued in connection with
reinvestment of distributions	11,970	106,304	19,131	165,952
	261,228	2,332,367	189,624	1,643,198
Shares repurchased	(71,130)	(630,842)	(193,801)	(1,666,523)
Net increase (decrease)	190,098	$1,701,525	(4,177)	$(23,325)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,801,734	$51,402,217	6,122,395	$53,307,280
Shares issued in connection with
reinvestment of distributions	225,328	2,000,260	411,871	3,574,484
	6,027,062	53,402,477	6,534,266	56,881,764
Shares repurchased	(3,257,699)	(28,907,941)	(3,520,764)	(30,195,207)
Net increase	2,769,363	$24,494,536	3,013,502	$26,686,557

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 9/30/21
Short-term investments
Putnam Short Term
Investment Fund*	$21,205,293	$404,540,397	$369,248,040	$36,718	$56,497,650
Total Short-term
investments	$21,205,293	$404,540,397	$369,248,040	$36,718	$56,497,650

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no

Tax Exempt Income Fund 61

longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	300
OTC total return swap contracts (notional)	$42,300,000
Centrally cleared total return swap contracts (notional)	$29,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	$494,875*	Unrealized depreciation	$373,143*
Total		$494,875		$373,143

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$32,390	$(1,719,014)	$(1,686,624)
Total	$32,390	$(1,719,014)	$(1,686,624)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$419,102	$(285,306)	$133,796
Total	$419,102	$(285,306)	$133,796

62 Tax Exempt Income Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Credit Suisse
	Securities (USA), LLC	JPMorgan	Morgan Stanley & Co.
	(clearing broker)	Securities LLC	International PLC	Total
Assets:
OTC Total return swap	$—	$—	$102,158	$102,158
contracts*#
Centrally cleared total return
swap contracts §	23,219	—	—	23,219
Futures contracts§	—	—	—	—
Total Assets	$23,219	$—	$102,158	$125,377
Liabilities:
OTC Total return swap	—	—	316,762	316,762
contracts*#
Centrally cleared total return	—	—	—	—
swap contracts§
Futures contracts§	—	41,847	—	41,847
Total Liabilities	$—	$41,847	$316,762	$358,609
Total Financial and
Derivative	$23,219	$(41,847)	$(214,604)	$(233,232)
Net Assets
Total collateral received	$—	$—	$(150,970)
(pledged)†##
Net amount	$23,219	$(41,847)	$(63,634)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$(150,970)	$(150,970)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $485,903 and $1,108,937, respectively.

Tax Exempt Income Fund 63

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023.ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

64 Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 98.84% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $17,369,524 as a capital gain dividend with respect to the taxable year ended September 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Tax Exempt Income Fund 65

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

66 Tax Exempt Income Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Tax Exempt Income Fund 67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

68 Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer

Independent Registered	Proxy Voting and Corporate	Stephen J. Tate
Public Accounting Firm	Governance, Assistant Clerk,	Vice President and
PricewaterhouseCoopers LLP	and Assistant Treasurer	Chief Legal Officer

	Michael J. Higgins	Mark C. Trenchard
	Vice President, Treasurer,	Vice President
and Clerk

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2021	$82,697	$ —	$7,157	$ —
September 30, 2020	$80,866	$ —	$7,157	$ —

For the fiscal years ended September 30, 2021 and September 30, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $272,056 and $352,999 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2021	$ —	$264,899	$ —	$ —
September 30, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 24, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 24, 2021